UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 __________________________________________________
FORM 8-K
__________________________________________________

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 26, 2019
__________________________________________________
VICI Properties Inc.
(Exact Name of Registrant as Specified in its Charter)
__________________________________________________

Maryland	001-38372	81-4177147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
430 Park Avenue, 8th Floor
New York, New York 10022
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 949-4631

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	VICI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Execution of Purchase Agreements for Harrah’s New Orleans, Harrah’s Atlantic City and Harrah’s Laughlin

On September 26, 2019, VICI Properties Inc., a Maryland corporation (together with its subsidiaries, the “Company”), through its wholly owned subsidiary, VICI Properties L.P. (“Buyer”), and Eldorado Resorts, Inc. (“ERI”) entered into the following agreements (each of which were entered into in accordance with the terms of that certain Master Transaction Agreement, dated as of June 24, 2019, by and between the Buyer and ERI (the “Master Transaction Agreement”), which was previously disclosed on a Current Report on Form 8-K): (i) a Purchase and Sale Agreement (the “Harrah’s New Orleans Purchase Agreement”) pursuant to which the Company agreed to acquire, and ERI agreed to cause to be sold, all of the fee and leasehold interests in the land and real property improvements associated with Harrah’s New Orleans in New Orleans, Louisiana (the “Harrah’s New Orleans Property”), for a cash purchase price of $775.5 million; (ii) a Purchase and Sale Agreement (the “Harrah’s Atlantic City Purchase Agreement”) pursuant to which the Company agreed to acquire, and ERI agreed to cause to be sold, all of the land and real property improvements associated with Harrah’s Resort Atlantic City and Harrah’s Atlantic City Waterfront Conference Center in Atlantic City, New Jersey (together, the “Harrah’s Atlantic City Property”) for a cash purchase price of $599.25 million; and (iii) a Purchase and Sale Agreement (the “Harrah’s Laughlin Purchase Agreement” and, collectively with the Harrah’s New Orleans Purchase Agreement and the Harrah’s Atlantic City Purchase Agreement, the “Subject Property Purchase Agreements” and each a “Subject Property Purchase Agreement”) pursuant to which the Company agreed to acquire, and ERI agreed to cause to be sold, all of the equity interests in a newly formed entity that will acquire the land and real property improvements associated with Harrah’s Laughlin Hotel & Casino in Laughlin, Nevada (the “Harrah’s Laughlin Property” and, collectively with the Harrah’s New Orleans Property and the Harrah’s Atlantic City Property, the “Subject Properties” and each a “Subject Property”) for a cash purchase price of $434.75 million.

As noted above, the Subject Property Purchase Agreements were entered into in accordance with the terms of the Master Transaction Agreement, and the acquisitions of the Subject Properties are part of the broader set of transactions contemplated by such Master Transaction Agreement (such transactions, collectively, the “Eldorado Transaction”), as previously disclosed by the Company. The purchase of each of the Subject Properties is subject to the consummation of the closing of the transactions contemplated under the Agreement and Plan of Merger, dated as of June 24, 2019, by and among Caesars Entertainment Corporation ("CEC"), ERI and Colt Merger Sub, Inc., pursuant to which Colt Merger Sub, Inc. will merge with and into CEC, with CEC surviving as a wholly owned subsidiary of ERI (the “ERI/CEC Merger”), as well as certain customary closing conditions, including satisfactory due diligence reviews to be performed by the Company during a ninety (90) day due diligence period and obtaining certain regulatory approvals, in each case as set forth in each Subject Property Purchase Agreement. The purchase of each Subject Property will not be cross-conditioned on the purchase of any other Subject Property (that is, the Company is not required to close on “all or none” of the Subject Properties). In addition, the other transactions that comprise the Eldorado Transaction are not conditioned on the completion of any or all of the acquisitions of the Subject Properties. Subject to the terms and conditions of the applicable Subject Property Purchase Agreement, if the Company defaults in its obligation to purchase the Harrah’s New Orleans Property or the Harrah’s Atlantic City Property, the Company may be responsible for liquidated damages of up to $30.0 million for each such property, and if the Company defaults in its obligation to purchase the Harrah’s Laughlin Property, the Company may be responsible for liquidated damages of up to $18.5 million.

In connection with the closing of the purchase of the Subject Properties, the Lease (Non-CPLV) dated October 6, 2017, which currently provides for the lease to CEC of the Company’s regional properties other than the facility in Joliet, Illinois, will be amended to include the Subject Properties (such lease, as amended, the “Regional Lease”), which will be leased back to subsidiaries of ERI for an initial aggregate total additional annual rent of $154.0 million, subject to annual increases in accordance with the Regional Lease. Upon the consummation of the purchase of each Subject Property, the Company’s existing call option on the applicable Subject Property will terminate.

The Company intends to fund the purchase of the Subject Properties with a combination of proceeds from its June 2019 equity offering and with long-term debt financing, or absent such a long-term financing, proceeds from its bridge facilities previously announced on June 24, 2019.

The foregoing description of the Subject Property Purchase Agreements and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Harrah’s New Orleans Purchase Agreement, the Harrah’s Atlantic City Purchase Agreement and the Harrah’s Laughlin Purchase Agreement, copies of which are attached hereto as Exhibit 2.1, Exhibit 2.2 and Exhibit 2.3, respectively, and are incorporated herein by reference.

Additional Information
Copies of the Subject Property Purchase Agreements have been included to provide investors with information regarding their respective terms. They are not intended to provide any other factual information about the Company or any other party thereto. In particular, the representations and warranties contained in each of the Subject Property Purchase Agreements were made only for the purposes of such agreement as of the specific dates therein, and were solely for the benefit of the parties to such agreement. The representations and warranties contained in each such agreement may be subject to limitations agreed upon by the parties thereto and are qualified by information in confidential disclosure schedules provided in connection with the signing of such agreements. These confidential disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in such agreements. Moreover, certain representations and warranties in such agreements may be subject to a standard of materiality provided for therein and have been used for the purpose of allocating risk among the parties thereto, rather than establishing matters of fact. Other than as expressly provided in the Subject Property Purchase Agreements, stockholders or investors are not third-party beneficiaries under the Subject Property Purchase Agreements and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or to any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of Subject Property Purchase Agreements, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. All statements other than statements of historical fact are forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors which are, in some cases, beyond the Company’s control and could materially affect actual results, performance, or achievements. Among those risks, uncertainties and other factors are risks that the acquisition of one or more of the Subject Properties may not be consummated on the terms or timeframe described herein, or at all; the ability of the parties to satisfy the conditions set forth in the definitive transaction documents, including the ability to receive, or delays in obtaining, regulatory approvals and the consents required to consummate the acquisition of the Subject Properties; the terms on which the Company finances the acquisition of the Subject Properties, including the source of funds used to finance such transaction; disruptions to the real property and operations of the Subject Properties during the pendency of the closing; risks that the Company may not achieve the benefits contemplated by the acquisitions of the real estate assets (including any expected accretion or the amount of any future rent payments); and risks that not all potential risks and liabilities have been identified during the course of the Company’s due diligence. Important risk factors that may affect the Company’s business, results of operations and financial position are detailed from time to time in the Company’s filings with the SEC. The Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
2.1	Purchase and Sale Agreement dated as of September 26, 2019 by and between Eldorado Resorts, Inc. and VICI Properties L.P. (Harrah’s New Orleans; New Orleans, Louisiana)

2.2
Purchase and Sale Agreement dated as of September 26, 2019 by and between Eldorado Resorts, Inc. and VICI Properties L.P. (Harrah’s Resort Atlantic City and Harrah's Atlantic City Waterfront Conference Center; Atlantic City, New Jersey)

2.3	Purchase and Sale Agreement dated as of September 26, 2019 by and between Eldorado Resorts, Inc. and VICI Properties L.P. (Harrah’s Laughlin Hotel & Casino; Laughlin, Nevada)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICI PROPERTIES INC.
Date: September 26, 2019	By:	/s/ SAMANTHA S. GALLAGHER
Samantha S. Gallagher
Executive Vice President, General Counsel and Secretary